Exhibit 23
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Advanced Micro Devices, Inc.:

•Registration Statement on Form S-8 (No. 333-115474) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-159367) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 166616) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-181451) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 190039) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-195984) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333- 204166) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-211438) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Post-Effective Amendment No. 1 to Registration Statement on Form S-8 (No. 333-204166) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-8 (No. 333-217784) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan and 2017 Employee Stock Purchase Plan;
•Registration Statement on Form S-8 (No. 333-232922) pertaining to the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan;
•Registration Statement on Form S-4/A (No. 333-251119) pertaining to the proposed merger between Advanced Micro Devices, Inc. and Xilinx, Inc.

of our reports dated January 29, 2021, with respect to the consolidated financial statements of Advanced Micro Devices, Inc. and the effectiveness of internal control over financial reporting of Advanced Micro Devices, Inc. included in this Annual Report (Form 10-K) for the year ended December 26, 2020.

/s/ Ernst & Young LLP

San Jose, California
January 29, 2021